U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 23, 2006


                        DRAGON INTERNATIONAL GROUP CORP.
                        --------------------------------
        (Exact name of small business issuer as specified in its charter)


          Nevada                       000-23485                 98-0177646
          ------                       ---------                 ----------
State or other jurisdiction     Commission File Number     (IRS Employer ID No.)
     of incorporation)

                                     Bldg 14
                    Suite A09, International Trading Center,
                                 29 Dongdu Road
                              Ningbo, China 315000
                              --------------------
                    (Address of principal executive offices)



                                 86-574-56169308
                                 ---------------
                           (Issuer's Telephone Number)

Item 3.02  Unregistered Sales of Equity Securities.

     Effective June 21, 2006, the holder of our last outstanding convertible promissory note exercised his respective conversion rights applicable thereto and on June 23, 2006, we issued an aggregate of 958,267 common shares to him pursuant to the terms of his note. We relied upon the exemption from registration afforded by Regulation S and Section 4/2 promulgated under the Securities Act of 1933, as amended, to issue these securities.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DRAGON INTERNATIONAL GROUP CORP.
                                        (Registrant)
Dated: June 27, 2006


                                        By: s/David Wu
                                           -------------------------------------
                                           David Wu, Chief Executive Officer
                                           and President